Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information
as of September 30, 2008
(unaudited)

The following financial supplement is provided to assist in your understanding of
PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company's Annual
Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.
Financial Supplement - September 30, 2008
Table of Contents

Page

Regulation G
Consolidated Financial Statements
	Consolidated Income Statements	1-2
	Condensed Consolidated Balance Sheets	3
	Condensed Consolidated Statements of Cash Flows	4-5
	Consolidated Statements of Comprehensive Income	6
Segment Information
	For the three months ended September 30, 2008 and 2007	7-8
	For the nine months ended September 30, 2008 and 2007	9-10
	Non-Life segment	11-12
	U.S. sub-segment	13-14
	Global (Non-U.S.) P&C sub-segment	15-16
	Global (Non-U.S.) Specialty sub-segment	17-18
	Catastrophe sub-segment	19-20
	Life segment	21-22
	Corporate and Other	23-24
Distribution of Premiums
	Distribution of Premiums by line of business, geography and production source	25-26
	Distribution of Premiums by treaty type	27-28
Investments
	Investment Portfolio	29
	Distribution of Corporate Bonds and Equities	30-31
	Distribution of Mortgage/Asset-Backed Securities	32
	Other Invested Assets including Private Markets and Derivative Exposures	33
	Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)	34-35
Loss Reserves
	Analysis of Unpaid Losses and Loss Expenses	36-37
	Analysis of Policy Benefits for Life and Annuity Contracts	38-39
	Reserve Development	40

Reconciliation of GAAP and non-GAAP measures		41-43
Diluted Book Value per Common Share - Treasury Stock Method		44
Diluted Book Value per Common Share - Rollforward		45-46

PartnerRe Ltd.
Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings available to Common Shareholders (Operating Earnings), Diluted Operating Earnings per Common Share and Annualized Operating Return on Beginning Common Shareholders’ Equity (Annualized Operating ROE) (non-GAAP financial measures): The Company uses Operating Earnings, Diluted Operating Earnings per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings exclude the impact of net realized and unrealized gains and losses on investments, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings per Common Share using Operating Earnings for the period divided by the weighted average number of common and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Operating Earnings for the period divided by the common shareholders’ equity as of the beginning of the year. Operating Earnings and Diluted Operating Earnings per Common Share should not be viewed as a substitute for Net Income or Diluted Net Income per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common and Common Share Equivalents Outstanding excluding Net Unrealized Gains and Losses on Fixed Income Securities, Net of Tax (Diluted Book Value excluding NURGL) (non-GAAP financial measures): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates on the unrealized gains and losses on investments (net of tax). The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common and common share equivalents outstanding.

Total Capital (non-GAAP financial measure): The Company calculates total capital as the sum of total shareholders’ equity, long-term debt, capital efficient notes and senior notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

PartnerRe Ltd.
Consolidated Income Statements
(Expressed in thousands of U.S. dollars or shares, except per share data)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Revenues
Gross premiums written	$868,584	$968,163	$1,439,332	$722,700	$877,943

Net premiums written	$869,194	$956,269	$1,411,564	$714,376	$873,474
Decrease (increase) in unearned premiums	209,265	(730)	(501,811)	275,382	182,921
Net premiums earned	1,078,459	955,539	909,753	989,758	1,056,395
Net investment income	146,138	145,494	137,010	137,771	135,577
Net realized and unrealized investment (losses) gains (1)	(324,184)	(296,255)	25,112	(16,510)	(3,103)
Other (loss) income	(3,838)	4,591	1,639	(14,530)	5,445
Total revenues	896,575	809,369	1,073,514	1,096,489	1,194,314

Expenses
Losses and loss expenses and life policy benefits	751,961	548,720	589,668	517,557	562,132
Acquisition costs	232,814	228,170	204,238	227,222	215,456
Other operating expenses	86,939	96,737	92,280	88,481	79,073
Interest expense	11,877	14,914	11,896	13,374	13,649
Net foreign exchange losses (gains)	4,597	(1,574)	4,798	(1,568)	3,567
Total expenses	1,088,188	886,967	902,880	845,066	873,877

(Loss) income before taxes and interest in earnings (losses) of equity investments	(191,613)	(77,598)	170,634	251,423	320,437
Income tax (benefit) expense	(39,508)	(53,423)	42,726	4,303	34,825
Interest in earnings (losses) of equity investments	386	(1,849)	1,112	(66,517)	(22,691)
Net (loss) income	$(151,719)	$(26,024)	$129,020	$180,603	$262,921

Preferred dividends	$8,631	$8,631	$8,631	$8,631	$8,631

Operating earnings available to common shareholders	$121,331	$183,830	$110,211	$257,369	$274,198

Comprehensive (loss) income, net of tax	$(243,372)	$(15,302)	$190,197	$233,897	$387,271

Per Share Data:
(Loss) earnings per common share:
Basic operating earnings	$2.27	$3.39	$2.03	$4.69	$4.90
Net realized and unrealized investment (losses) gains, net of tax (1)	(5.27)	(4.04)	0.17	(0.35)	0.05
Interest in (losses) earnings of equity investments, net of tax	(0.01)	0.01	0.02	(1.21)	(0.40)
Basic net (loss) income	$(3.01)	$(0.64)	$2.22	$3.13	$4.55

Weighted average number of common shares outstanding	53,339.9	54,276.6	54,248.3	54,892.7	55,906.6

Diluted operating earnings	$2.27	$3.39	$1.98	$4.55	$4.78
Net realized and unrealized investment (losses) gains, net of tax (1)	(5.27)	(4.04)	0.16	(0.34)	0.05
Interest in (losses) earnings of equity investments, net of tax	(0.01)	0.01	0.02	(1.17)	(0.39)
Diluted net (loss) income	$(3.01)	$(0.64)	$2.16	$3.04	$4.44

Weighted average number of common and common share equivalents outstanding	53,339.9	54,276.6	55,711.2	56,578.5	57,329.2

(1)
Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment (losses) gains include both realized and unrealized (losses) gains on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment (losses) gains included realized (losses) gains on investments and other-than-temporary impairment charges.

PartnerRe Ltd.
Consolidated Income Statements
(Expressed in thousands of U.S dollars or shares, except per share data)
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2008	2007	2007	2006

Revenues
Gross premiums written	$3,276,079	$3,087,464	$3,810,164	$3,733,920

Net premiums written	$3,237,027	$3,042,733	$3,757,109	$3,689,548
(Increase) decrease in unearned premiums	(293,275)	(255,020)	20,362	(22,280)
Net premiums earned	2,943,752	2,787,713	3,777,471	3,667,268
Net investment income	428,642	385,488	523,259	449,401
Net realized and unrealized investment (losses) gains (1)	(595,327)	(55,982)	(72,492)	47,160
Other income (loss)	2,390	(2,948)	(17,479)	23,555
Total revenues	2,779,457	3,114,271	4,210,759	4,187,384

Expenses
Losses and loss expenses and life policy benefits	1,890,349	1,564,904	2,082,461	2,111,337
Acquisition costs	665,222	622,493	849,715	849,241
Other operating expenses	275,956	238,004	326,486	309,544
Interest expense	38,687	40,643	54,017	61,387
Net foreign exchange losses	7,820	17,121	15,552	23,204
Total expenses	2,878,034	2,483,165	3,328,231	3,354,713

(Loss) income before taxes and interest in (losses) earnings of equity investments	(98,577)	631,106	882,528	832,671
Income tax (benefit) expense	(50,205)	77,445	81,748	95,305
Interest in (losses) earnings of equity investments	(351)	(16,452)	(82,968)	11,966
Net (loss) income	$(48,723)	$537,209	$717,812	$749,332

Preferred dividends	$25,894	$25,894	$34,525	$34,525

Operating earnings available to common shareholders	$415,373	$565,073	$822,442	$656,382

Comprehensive (loss) income, net of tax	$(68,477)	$654,795	$888,692	$784,898

Per Share Data:
(Loss) earnings per common share:
Basic operating earnings	$7.70	$10.00	$14.66	$11.55
Net realized and unrealized investment (losses) gains, net of tax (1)	(9.10)	(0.66)	(1.00)	0.82
Interest in earnings (losses) of equity investments, net of tax	0.02	(0.29)	(1.48)	0.21
Basic net (loss) income	$(1.38)	$9.05	$12.18	$12.58

Weighted average number of common shares outstanding	53,952.7	56,512.7	56,104.4	56,822.5

Diluted operating earnings	$7.70	$9.76	$14.29	$11.36
Net realized and unrealized investment (losses) gains, net of tax (1)	(9.10)	(0.65)	(0.98)	0.80
Interest in earnings (losses) of equity investments, net of tax	0.02	(0.28)	(1.44)	0.21
Diluted net (loss) income	$(1.38)	$8.83	$11.87	$12.37

Weighted average number of common and common share equivalents outstanding	53,952.7	57,888.8	57,557.9	57,802.8

(1)
Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment (losses) gains include both realized and unrealized (losses) gains on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment (losses) gains included realized (losses) gains on investments and other-than-temporary impairment charges.

PartnerRe Ltd.
Condensed Consolidated Balance Sheets
(Expressed in thousands of U.S. dollars or shares, except per share data)
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,		December 31,		December 31,
	2008		2008		2008		2007		2007		2006		2005

Assets
Total investments	$10,859,773		$11,561,358		$11,691,038		$10,917,341		$10,695,174		$9,689,937		$8,577,360
Cash and cash equivalents	675,594		480,349		497,567		654,895		834,259		988,788		1,001,378
Accrued investment income	154,551		201,234		179,611		176,386		147,399		157,923		143,548
Reinsurance balances receivable	1,871,981		2,160,974		2,135,239		1,449,702		1,774,779		1,573,566		1,493,507
Funds held by reinsured companies	893,583		938,804		954,421		1,083,036		1,097,801		1,002,402		970,614
Deferred acquisition costs	690,145		756,582		750,627		641,818		660,831		542,698		437,741
Other assets	1,178,488		1,097,842		1,082,416		1,113,771		1,036,645		992,911		1,119,982
Total assets	$16,324,115		$17,197,143		$17,290,919		$16,036,949		$16,246,888		$14,948,225		$13,744,130

Liabilities
Unpaid losses and loss expenses	$7,484,625		$7,614,036		$7,573,371		$7,231,436		$7,110,240		$6,870,785		$6,737,661
Policy benefits for life and annuity contracts	1,526,275		1,641,389		1,600,447		1,541,687		1,622,564		1,430,691		1,223,871
Unearned premiums	1,555,263		1,837,256		1,837,778		1,267,873		1,535,611		1,215,624		1,136,233
Reinsurance balances payable	147,420		150,547		155,133		119,853		194,438		115,897		127,607
Debt obligations	907,605		907,605		877,605		877,605		877,605		877,605		826,186
Other liabilities	618,241		637,068		773,981		676,938		681,207		651,776		599,785
Total liabilities	12,239,429		12,787,901		12,818,315		11,715,392		12,021,665		11,162,378		10,651,343

Total shareholders' equity	4,084,686		4,409,242		4,472,604		4,321,557		4,225,223		3,785,847		3,092,787

Total liabilities and shareholders' equity	$16,324,115		$17,197,143		$17,290,919		$16,036,949		$16,246,888		$14,948,225		$13,744,130

Shareholders’ Equity Per Common Share (excluding cumulative preferred shares)	$66.91		$72.02		$72.84		$70.07		$66.74		$57.22		$45.35
Diluted Book Value Per Common and Common Share Equivalents Outstanding (assuming exercise of all stock-based awards)	$65.38		$70.22		$70.93		$67.96		$65.07		$56.07		$44.57

Number of Common and Common Share Equivalents Outstanding	54,519.3		55,388.3		55,725.7		55,936.4		56,938.8		58,248.8		57,724.1

Capital Structure:
Long-term debt	$400,000	8%	$400,000	8%	$620,000	12%	$620,000	12%	$620,000	12%	$620,000	13%	$620,000	16%
Senior notes(1)	250,000	5	250,000	5	-	-	-	-	-	-	-	-	-	-
Capital efficient notes(2)	250,000	5	250,000	5	250,000	5	250,000	5	250,000	5	250,000	6	-	-
Trust preferred securities(3)	-	-	-	-	-	-	-	-	-	-	-	-	200,000	5
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	6	290,000	5	290,000	5	290,000	6	290,000	6	290,000	6	290,000	7
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	5	230,000	4	230,000	4	230,000	4	230,000	4	230,000	5	230,000	6
Common shareholders' equity	3,564,686	71	3,889,242	73	3,952,604	74	3,801,557	73	3,705,223	73	3,265,847	70	2,572,787	66
Total Capital	$4,984,686	100%	$5,309,242	100%	$5,342,604	100%	$5,191,557	100%	$5,095,223	100%	$4,655,847	100%	$3,912,787	100%

(1)
PartnerRe Finance A LLC, the issuer of the senior notes, does not meet the consolidation requirements of FIN 46(R). Accordingly, the Company shows the related intercompany debt of $250 million on its Consolidated Balance Sheets.

(2)
PartnerRe Finance II, the issuer of the capital efficient notes, does not meet the consolidation requirements of FIN 46(R). Accordingly, the Company shows the related intercompany debt of $257.6 million on its Consolidated Balance Sheets.

(3)
Neither the Trust that issued the securities nor PartnerRe Finance I, which owns the Trust, meet the consolidation requirements of FIN 46(R). Accordingly, the Company shows the related intercompany debt of $206.2 million on its Consolidated Balance Sheets.

PartnerRe Ltd.
Condensed Consolidated Statements of Cash Flows
(Expressed in millions of U.S. dollars)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Net cash provided by (used in) operating activities:

Underwriting operations	$190	$102	$159	$134	$262

Investment income	187	127	141	111	162

Taxes and foreign exchange	(5)	(7)	(3)	(20)	(12)

Cash flow from operations	372	222	297	225	412

Transfer to trading securities (1)	-	-	-	(300)	(86)

Net cash provided by (used in) operating activities as published	$372	$222	$297	$(75)	$326

Net cash provided by (used in) operating activities	$372	$222	$297	$(75)	$326

Net cash (used in) provided by investing activities (1)	(73)	(211)	(406)	43	(445)

Net cash used in financing activities	(89)	(26)	(49)	(146)	(107)

Effect of foreign exchange rate changes on cash	(14)	(2)	-	(1)	8

Increase (decrease) in cash and cash equivalents	196	(17)	(158)	(179)	(218)

Cash and cash equivalents - beginning of period	480	497	655	834	1,052

Cash and cash equivalents - end of period	$676	$480	$497	$655	$834

(1)	Following the adoption of SFAS 159 on January 1, 2008, purchases and sales of trading securities are classified within investing activities.

PartnerRe Ltd.
Condensed Consolidated Statements of Cash Flows
(Expressed in millions of U.S. dollars)
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2008	2007	2007	2006

Net cash provided by operating activities:

Underwriting operations	$451	$517	$650	$440

Investment income	455	403	515	465

Taxes and foreign exchange	(15)	(46)	(66)	(23)

Cash flow from operations	891	874	1,099	882

Transfer from (to) trading securities (1)	-	428	128	(390)

Net cash provided by operating activities as published	$891	$1,302	$1,227	$492

Net cash provided by operating activities	$891	$1,302	$1,227	$492

Net cash used in investing activities (1)	(690)	(1,236)	(1,193)	(437)

Net cash used in financing activities	(164)	(232)	(379)	(73)

Effect of foreign exchange rate changes on cash	(16)	11	11	6

Increase (decrease) in cash and cash equivalents	21	(155)	(334)	(12)

Cash and cash equivalents - beginning of period	655	989	989	1,001

Cash and cash equivalents - end of period	$676	$834	$655	$989

(1)	Following the adoption of SFAS 159 on January 1, 2008, purchases and sales of trading securities are classified within investing activities.

PartnerRe Ltd.
Consolidated Statements of Comprehensive Income
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Net (loss) income	$(151,719)	$(26,024)	$129,020	$180,603	$262,921

Change in net unrealized gains or losses on investments, net of tax	(146)	6,653	8,574	13,243	71,997
Change in currency translation adjustment	(91,732)	4,000	53,006	35,744	52,702
Change in unfunded pension obligation, net of tax	225	69	(403)	4,307	(349)

Comprehensive (loss) income, net of tax	$(243,372)	$(15,302)	$190,197	$233,897	$387,271

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2008	2007	2007	2006

Net (loss) income	$(48,723)	$537,209	$717,812	$749,332

Change in net unrealized gains or losses on investments, net of tax	15,081	24,591	37,834	(20,136)
Change in currency translation adjustment	(34,726)	93,299	129,043	56,120
Change in unfunded pension obligation, net of tax	(109)	(304)	4,003	(418)

Comprehensive (loss) income, net of tax	$(68,477)	$654,795	$888,692	$784,898

PartnerRe Ltd. Segment Information (in millions of U.S. dollars) (Unaudited)

For the three months ended September 30, 2008

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- Life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$263	$137	$276	$48	$724	$140	$5	$869

Net premiums written	$264	$137	$274	$48	$723	$141	$5	$869
Decrease in unearned premiums	12	58	16	111	197	8	5	210
Net premiums earned	$276	$195	$290	$159	$920	$149	$10	$1,079
Losses and loss expenses and
life policy benefits	(212)	(98)	(185)	(128)	(623)	(114)	(15)	(752)
Acquisition costs	(67)	(47)	(72)	(14)	(200)	(32)	(1)	(233)
Technical result	$(3)	$50	$33	$17	$97	$3	$(6)	$94

Other (loss) income					(5)	-	1	(4)
Other operating expenses					(55)	(11)	(21)	(87)
Underwriting result					$37	$(8)	n/a	$3

Net investment income						17	129	146
Allocated underwriting result (1)						$9	n/a	n/a

Net realized and unrealized investment losses							(324)	(324)
Interest expense							(12)	(12)
Net foreign exchange losses							(5)	(5)
Income tax benefit							40	40
Interest in earnings of equity investments							-	-
Net loss							n/a	$(152)

Loss ratio (2)	76.9%	50.3%	63.8%	80.8%	67.8%
Acquisition ratio (3)	24.2	24.2	24.8	8.7	21.7
Technical ratio (4)	101.1%	74.5%	88.6%	89.5%	89.5%
Other operating expense ratio (5)					6.0
Combined ratio (6)					95.5%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd. Segment Information (in millions of U.S. dollars) (Unaudited)

For the three months ended September 30, 2007

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- Life Segment	Life Segment	Corporate and Other (A)	Total

Gross premiums written	$279	$151	$252	$50	$732	$145	$1	$878

Net premiums written	$279	$151	$250	$50	$730	$142	$1	$873
(Increase) decrease in unearned premiums	(6)	41	24	120	179	5	(1)	183
Net premiums earned	$273	$192	$274	$170	$909	$147	$-	$1,056
Losses and loss expenses and
life policy benefits	(160)	(135)	(119)	(15)	(429)	(133)	-	(562)
Acquisition costs	(64)	(46)	(68)	(15)	(193)	(22)	-	(215)
Technical result	$49	$11	$87	$140	$287	$(8)	$-	$279

Other income					2	-	3	5
Other operating expenses					(52)	(8)	(19)	(79)
Underwriting result					$237	$(16)	n/a	$205

Net investment income						16	120	136
Allocated underwriting result (1)						$-	n/a	n/a

Net realized investment losses							(3)	(3)
Interest expense							(14)	(14)
Net foreign exchange losses							(3)	(3)
Income tax expense							(35)	(35)
Interest in losses of equity investments							(23)	(23)
Net income							n/a	$263

Loss ratio (2)	58.6%	70.3%	43.5%	8.8%	47.2%
Acquisition ratio (3)	23.3	24.2	24.7	9.1	21.3
Technical ratio (4)	81.9%	94.5%	68.2%	17.9%	68.5%
Other operating expense ratio (5)					5.7
Combined ratio (6)					74.2%

(A)
The Company reports the results of ChannelRe Holdings on a one-quarter lag. The three months ended September 30, 2007 include the Company’s share of ChannelRe Holdings' net income in the amount of $2.3 million. In addition to ChannelRe Holdings’ results, the Company recorded a charge of $25 million for the three-month period ended September 30, 2007, which represented the Company’s share of anticipated ChannelRe Holdings’ unrealized mark-to-market losses on its credit derivative portfolio, which it expected to incur during the three-month period ended September 30, 2007.

PartnerRe Ltd. Segment Information (in millions of U.S. dollars) (Unaudited)

For the nine months ended September 30, 2008

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- Life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$849	$645	$921	$391	$2,806	$453	$17	$3,276

Net premiums written	$841	$642	$898	$391	$2,772	$448	$17	$3,237
Increase in unearned premiums	(14)	(60)	(118)	(90)	(282)	(8)	(3)	(293)
Net premiums earned	$827	$582	$780	$301	$2,490	$440	$14	$2,944
Losses and loss expenses and
life policy benefits	(610)	(332)	(476)	(111)	(1,529)	(347)	(15)	(1,891)
Acquisition costs	(198)	(147)	(201)	(27)	(573)	(91)	(1)	(665)
Technical result	$19	$103	$103	$163	$388	$2	$(2)	$388

Other (loss) income					(2)	-	4	2
Other operating expenses					(175)	(32)	(69)	(276)
Underwriting result					$211	$(30)	n/a	$114

Net investment income						51	378	429
Allocated underwriting result (1)						$21	n/a	n/a

Net realized and unrealized investment losses							(595)	(595)
Interest expense							(39)	(39)
Net foreign exchange losses							(8)	(8)
Income tax benefit							50	50
Interest in earnings of equity investments							-	-
Net loss							n/a	$(49)

Loss ratio (2)	73.7%	57.1%	61.1%	36.6%	61.4%
Acquisition ratio (3)	23.9	25.2	25.7	9.1	23.0
Technical ratio (4)	97.6%	82.3%	86.8%	45.7%	84.4%
Other operating expense ratio (5)					7.0
Combined ratio (6)					91.4%

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

For the nine months ended September 30, 2007

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- Life Segment	Life Segment	Corporate and Other (A)	Total

Gross premiums written	$803	$613	$831	$393	$2,640	$445	$2	$3,087

Net premiums written	$802	$611	$810	$393	$2,616	$425	$2	$3,043
Increase in unearned premiums	(67)	(69)	(51)	(63)	(250)	(5)	-	(255)
Net premiums earned	$735	$542	$759	$330	$2,366	$420	$2	$2,788
Losses and loss expenses and
life policy benefits	(447)	(384)	(328)	(60)	(1,219)	(346)	-	(1,565)
Acquisition costs	(177)	(136)	(194)	(32)	(539)	(83)	-	(622)
Technical result	$111	$22	$237	$238	$608	$(9)	$2	$601

Other income (loss)					6	-	(9)	(3)
Other operating expenses					(155)	(23)	(60)	(238)
Underwriting result					$459	$(32)	n/a	$360

Net investment income						43	342	385
Allocated underwriting result (1)						$11	n/a	n/a

Net realized investment losses							(56)	(56)
Interest expense							(41)	(41)
Net foreign exchange losses							(17)	(17)
Income tax expense							(78)	(78)
Interest in losses of equity investments							(16)	(16)
Net income							n/a	$537

Loss ratio (2)	60.7%	70.8%	43.2%	18.2%	51.5%
Acquisition ratio (3)	24.2	25.2	25.6	9.6	22.8
Technical ratio (4)	84.9%	96.0%	68.8%	27.8%	74.3%
Other operating expense ratio (5)					6.6
Combined ratio (6)					80.9%

(A)
The Company reports the results of ChannelRe Holdings on a one-quarter lag. The nine months ended September 30, 2007 include the Company's share of ChannelRe Holdings' net income in the amount of $8.4 million. In addition to ChannelRe Holdings’ results, the Company recorded a charge of $25 million for the nine-month period ended September 30, 2007, which represented the Company’s share of anticipated ChannelRe Holdings’ unrealized mark-to-market losses on its credit derivative portfolio, which it expected to incur during the three-month period ended September 30, 2007.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Non-life segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Net premiums written	$723	$814	$1,236	$569	$730

Net premiums earned	$920	$808	$763	$838	$909

Losses and loss expenses	(623)	(438)	(468)	(409)	(429)
Acquisition costs	(200)	(194)	(179)	(194)	(193)
Technical result	$97	$176	$116	$235	$287

Other (loss) income	(5)	2	1	-	2
Other operating expenses	(55)	(63)	(57)	(59)	(52)
Underwriting result	$37	$115	$60	$176	$237

Loss ratio (1)	67.8%	54.2%	61.3%	48.8%	47.2%
Acquisition ratio (2)	21.7	24.0	23.5	23.2	21.3
Technical ratio (3)	89.5%	78.2%	84.8%	72.0%	68.5%
Other operating expense ratio (4)	6.0	7.7	7.5	7.0	5.7
Combined ratio (5)	95.5%	85.9%	92.3%	79.0%	74.2%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)           Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd. Segment Information (Expressed in millions of U.S. dollars) (Unaudited)

Non-life segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2008	2007	2007	2006

Net premiums written	$2,772	$2,616	$3,185	$3,192

Net premiums earned	$2,490	$2,366	$3,203	$3,172

Losses and loss expenses	(1,529)	(1,219)	(1,627)	(1,741)
Acquisition costs	(573)	(539)	(734)	(731)
Technical result	$388	$608	$842	$700

Other (loss) income	(2)	6	7	5
Other operating expenses	(175)	(155)	(214)	(206)
Underwriting result	$211	$459	$635	$499

Loss ratio (1)	61.4%	51.5%	50.8%	54.8%
Acquisition ratio (2)	23.0	22.8	22.9	23.1
Technical ratio (3)	84.4%	74.3%	73.7%	77.9%
Other operating expense ratio (4)	7.0	6.6	6.7	6.5
Combined ratio (5)	91.4%	80.9%	80.4%	84.4%

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

U.S. sub-segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Net premiums written	$264	$246	$332	$218	$279

Net premiums earned	$276	$285	$266	$264	$273

Losses and loss expenses	(212)	(227)	(171)	(161)	(160)
Acquisition costs	(67)	(64)	(66)	(63)	(64)
Technical result	$(3)	$(6)	$29	$40	$49

Loss ratio (1)	76.9%	79.6%	64.2%	61.0%	58.6%
Acquisition ratio (2)	24.2	22.7	24.9	23.8	23.3
Technical ratio (3)	101.1%	102.3%	89.1%	84.8%	81.9%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	44%	47%	48%	54%	54%
Agriculture	20	32	16	20	11
Property	16	11	16	7	14
Multiline	6	3	10	7	6
Motor	7	4	5	6	8
Other	7	3	5	6	7
Total	100%	100%	100%	100%	100%

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

U.S. sub-segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2008	2007	2007	2006

Net premiums written	$841	$802	$1,020	$1,029

Net premiums earned	$827	$735	$999	$1,030

Losses and loss expenses	(610)	(447)	(608)	(725)
Acquisition costs	(198)	(177)	(241)	(243)
Technical result	$19	$111	$150	$62

Loss ratio (1)	73.7%	60.7%	60.8%	70.3%
Acquisition ratio (2)	23.9	24.2	24.1	23.7
Technical ratio (3)	97.6%	84.9%	84.9%	94.0%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	47%	50%	50%	52%
Agriculture	22	10	12	12
Property	14	16	14	15
Multiline	7	9	9	8
Motor	5	7	7	7
Other	5	8	8	6
Total	100%	100%	100%	100%

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Net premiums written	$137	$132	$373	$127	$151

Net premiums earned	$195	$186	$201	$217	$192

Losses and loss expenses	(98)	(87)	(147)	(140)	(135)
Acquisition costs	(47)	(48)	(52)	(55)	(46)
Technical result	$50	$51	$2	$22	$11

Loss ratio (1)	50.3%	46.7%	73.4%	64.4%	70.3%
Acquisition ratio (2)	24.2	25.6	25.9	25.3	24.2
Technical ratio (3)	74.5%	72.3%	99.3%	89.7%	94.5%

Distribution of Net Premiums Written by Major Lines of Business:
Property	60%	63%	64%	71%	71%
Casualty	13	13	17	13	12
Motor	27	24	19	16	17
Total	100%	100%	100%	100%	100%

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2008	2007	2007	2006

Net premiums written	$642	$611	$738	$760

Net premiums earned	$582	$542	$758	$775

Losses and loss expenses	(332)	(384)	(523)	(505)
Acquisition costs	(147)	(136)	(191)	(209)
Technical result	$103	$22	$44	$61

Loss ratio (1)	57.1%	70.8%	69.0%	65.1%
Acquisition ratio (2)	25.2	25.2	25.2	27.1
Technical ratio (3)	82.3%	96.0%	94.2%	92.2%

Distribution of Net Premiums Written by Major Lines of Business:
Property	63%	67%	68%	67%
Casualty	15	15	15	14
Motor	22	18	17	19
Total	100%	100%	100%	100%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Net premiums written	$274	$291	$333	$216	$250

Net premiums earned	$290	$272	$219	$247	$274

Losses and loss expenses	(185)	(144)	(148)	(122)	(119)
Acquisition costs	(72)	(75)	(54)	(66)	(68)
Technical result	$33	$53	$17	$59	$87

Loss ratio (1)	63.8%	52.8%	67.7%	49.4%	43.5%
Acquisition ratio (2)	24.8	27.7	24.6	26.7	24.7
Technical ratio (3)	88.6%	80.5%	92.3%	76.1%	68.2%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	18%	15%	11%	21%	18%
Credit/Surety	21	20	19	21	20
Engineering	16	20	16	26	21
Marine	14	12	12	15	14
Specialty casualty	12	13	19	6	8
Specialty property	6	6	15	4	7
Other	13	14	8	7	12
Total	100%	100%	100%	100%	100%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2008	2007	2007	2006

Net premiums written	$898	$810	$1,026	$991

Net premiums earned	$780	$759	$1,006	$979

Losses and loss expenses	(476)	(328)	(450)	(446)
Acquisition costs	(201)	(194)	(260)	(236)
Technical result	$103	$237	$296	$297

Loss ratio (1)	61.1%	43.2%	44.7%	45.6%
Acquisition ratio (2)	25.7	25.6	25.9	24.1
Technical ratio (3)	86.8%	68.8%	70.6%	69.7%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	15%	16%	17%	20%
Credit/Surety	20	18	19	18
Engineering	17	18	20	17
Marine	13	13	13	12
Specialty casualty	15	14	12	12
Specialty property	9	9	8	8
Other	11	12	11	13
Total	100%	100%	100%	100%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Catastrophe sub-segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Net premiums written	$48	$145	$198	$8	$50

Net premiums earned	$159	$65	$77	$110	$170

Losses and loss expenses	(128)	20	(2)	14	(15)
Acquisition costs	(14)	(7)	(7)	(10)	(15)
Technical result	$17	$78	$68	$114	$140

Loss ratio (1)	80.8%	(30.7)%	2.0%	(12.8)%	8.8%
Acquisition ratio (2)	8.7	10.2	9.1	9.6	9.1
Technical ratio (3)	89.5%	(20.5)%	11.1%	(3.2)%	17.9%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Catastrophe sub-segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2008	2007	2007	2006

Net premiums written	$391	$393	$401	$412

Net premiums earned	$301	$330	$440	$388

Losses and loss expenses	(111)	(60)	(46)	(65)
Acquisition costs	(27)	(32)	(42)	(43)
Technical result	$163	$238	$352	$280

Loss ratio (1)	36.6%	18.2%	10.5%	16.9%
Acquisition ratio (2)	9.1	9.6	9.6	11.1
Technical ratio (3)	45.7%	27.8%	20.1%	28.0%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Life segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Net premiums written	$141	$136	$170	$144	$142

Net premiums earned	$149	$146	$145	$151	$147

Life policy benefits	(114)	(111)	(122)	(109)	(133)
Acquisition costs	(32)	(34)	(25)	(33)	(22)
Technical result	$3	$1	$(2)	$9	$(8)

Other operating expenses	(11)	(12)	(9)	(9)	(8)
Underwriting result	$(8)	$(11)	$(11)	$-	$(16)

Net investment income	17	18	15	11	16
Allocated underwriting result (1)	$9	$7	$4	$11	$-

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	86%	85%	86%	81%	80%
Longevity	11	12	12	15	18
Health	3	3	2	4	2
Total	100%	100%	100%	100%	100%

(1) Allocated underwriting result is defined as net premiums earned and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Life segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2008	2007	2007	2006

Net premiums written	$448	$425	$569	$487

Net premiums earned	$440	$420	$571	$487

Life policy benefits	(347)	(346)	(455)	(363)
Acquisition costs	(91)	(83)	(116)	(117)
Technical result	$2	$(9)	$-	$7

Other operating expenses	(32)	(23)	(33)	(29)
Underwriting result	$(30)	$(32)	$(33)	$(22)

Net investment income	51	43	54	51
Allocated underwriting result (1)	$21	$11	$21	$29

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	86%	82%	82%	79%
Longevity	11	15	15	19
Health	3	3	3	2
Total	100%	100%	100%	100%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Corporate and Other

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Technical result	$(6)	$2	$2	$1	$-

Other income (loss)	1	3	-	(15)	3
Corporate expenses	(16)	(18)	(22)	(16)	(15)
Other operating expenses	(5)	(4)	(4)	(4)	(4)

Net investment income	129	127	122	127	120

Net realized and unrealized investment (losses) gains (1)	(324)	(296)	25	(17)	(3)
Interest expense	(12)	(15)	(12)	(13)	(14)
Net foreign exchange (losses) gains	(5)	2	(4)	2	(3)
Income tax benefit (expense)	40	53	(43)	(4)	(35)
Interest in earnings (losses) of equity investments (A)	-	(2)	1	(67)	(23)

PartnerRe's interest in ChannelRe Holdings' net loss (A)	-	-	-	(76)	(23)

(1)
Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment (losses) gains include both realized and unrealized (losses) gains on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment (losses) gains included realized (losses) gains on investments and other-than-temporary impairment charges.

(A)	The Company reports the results of its equity investments on a one-quarter lag. See also page 8.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Corporate and Other

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2008	2007	2007	2006

Technical result	$(2)	$2	$3	$-

Other income (loss)	4	(9)	(24)	19
Corporate expenses	(57)	(51)	(67)	(62)
Other operating expenses	(12)	(9)	(13)	(13)

Net investment income	378	342	469	398

Net realized and unrealized investment (losses) gains (1)	(595)	(56)	(72)	47
Interest expense	(39)	(41)	(54)	(61)
Net foreign exchange losses	(8)	(17)	(15)	(24)
Income tax benefit (expense)	50	(78)	(82)	(95)
Interest in (losses) earnings of equity investments (A)	-	(16)	(83)	12

PartnerRe's interest in ChannelRe Holdings' net (loss) income (A)	-	(17)	(93)	12

(1)
Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment (losses) gains include both realized and unrealized (losses) gains on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment (losses) gains included realized (losses) gains on investments and other-than-temporary impairment charges.

(A)	The Company reports the results of its equity investments on a one-quarter lag. See also page 10.

PartnerRe Ltd.
Distribution of Premiums
 (Unaudited)

		For the three months ended
		September 30,	June 30,	March 31,	December 31,	September 30,
		2008	2008	2008	2007	2007

Distribution of Net Premiums Written by
Line of Business:
	Non-Life
	Property and casualty
	Casualty	16%	14%	16%	19%	19%
	Property	14	11	21	15	17
	Motor	6	4	6	5	5
	Multiline and other	3	2	3	2	3
	Specialty
	Agriculture	7	10	5	7	5
	Aviation/Space	6	5	3	6	5
	Catastrophe	6	15	14	1	6
	Credit/Surety	8	7	5	8	8
	Engineering	5	6	4	8	6
	Energy	2	3	1	2	2
	Marine	5	3	3	4	4
	Specialty casualty	4	4	4	2	2
	Specialty property	2	2	3	1	2
	Life	16	14	12	20	16
		100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by
Geography:
	Europe	42%	39%	52%	47%	40%
	North America	44	47	36	41	44
	Asia, Australia and New Zealand	5	7	5	6	6
	Latin America, Caribbean and Africa	9	7	7	6	10
		100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by
Production Source:
	Broker	71%	75%	70%	65%	69%
	Direct	29	25	30	35	31
		100%	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2008	2007	2007	2006

Distribution of Net Premiums Written by
Line of Business:
Non-Life
Property and casualty
Casualty	15%	16%	17%	17%
Property	16	18	17	18
Motor	6	6	5	6
Multiline and other	3	3	3	3
Specialty
Agriculture	7	4	4	5
Aviation/Space	4	4	5	6
Catastrophe	12	13	11	11
Credit/Surety	7	6	7	6
Engineering	5	5	5	5
Energy	2	2	2	2
Marine	3	3	4	3
Specialty casualty	4	4	3	3
Specialty property	2	2	2	2
Life	14	14	15	13
	100%	100%	100%	100%

Distribution of Gross Premiums Written by
Geography:
Europe	46%	45%	45%	42%
North America	41	42	42	43
Asia, Australia and New Zealand	6	6	6	8
Latin America, Caribbean and Africa	7	7	7	7
	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	72%	70%	69%	69%
Direct	28	30	31	31
	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Distribution of Gross Premiums Written by Treaty Type
Non-Life sub-segment:

U.S.
Non-Proportional	32%	30%	45%	20%	35%
Proportional	68	70	55	80	65
Total	100%	100%	100%	100%	100%

Global (Non U.S.) P&C
Non-Proportional	18%	13%	36%	8%	16%
Proportional	82	87	64	92	84
Total	100%	100%	100%	100%	100%

Global (Non U.S.) Specialty
Non-Proportional	12%	13%	26%	6%	12%
Proportional	88	87	74	94	88
Total	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	97%	97%	98%	96%	98%
Proportional	3	3	2	4	2
Total	100%	100%	100%	100%	100%

Non-Life total
Non-Proportional	26%	33%	45%	13%	27%
Proportional	74	67	55	87	73
Total	100%	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2008	2007	2007	2006

Distribution of Gross Premiums Written by Treaty Type
Non-Life sub-segment:

U.S.
Non-Proportional	36%	42%	37%	42%
Proportional	64	58	63	58
Total	100%	100%	100%	100%

Global (Non U.S.) P&C
Non-Proportional	27%	28%	25%	25%
Proportional	73	72	75	75
Total	100%	100%	100%	100%

Global (Non U.S.) Specialty
Non-Proportional	18%	17%	15%	17%
Proportional	82	83	85	83
Total	100%	100%	100%	100%

Catastrophe
Non-Proportional	97%	99%	99%	94%
Proportional	3	1	1	6
Total	100%	100%	100%	100%

Non-Life total
Non-Proportional	37%	40%	35%	37%
Proportional	63	60	65	63
Total	100%	100%	100%	100%

PartnerRe Ltd.
Investment Portfolio
(Expressed in millions of U.S. dollars)
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,		December 31,		December 31,
	2008 (1)		2008 (1)		2008 (1)		2007		2007		2006		2005

Investments:
Fixed maturities
U.S. government	$614	6%	$874	8%	$1,135	10%	$1,217	11%	$1,073	10%	$1,000	10%	$716	8%
Government Sponsored Entities (GSEs)	249	2	271	2	297	2	328	3	434	4	357	4	201	2
States or political subdivisions of states of the U.S.	-	-	-	-	-	-	-	-	-	-	1	-	1	-
Other foreign governments	2,839	26	2,917	25	3,112	27	2,821	26	2,734	25	1,985	21	1,775	21
Corporates	3,286	30	3,503	30	3,225	28	2,861	26	2,522	24	2,341	24	2,348	28
Mortgage/asset-backed securities	2,787	26	2,723	24	2,607	22	2,272	21	2,207	21	2,152	22	1,646	19
Total fixed maturities	9,775	90	10,288	89	10,376	89	9,499	87	8,970	84	7,836	81	6,687	78
Short-term investments	114	1	108	1	144	1	97	1	122	1	134	1	231	3
Equities	858	8	1,065	9	1,100	9	872	8	1,324	13	1,015	11	1,334	16
Trading securities	-	-	-	-	-	-	399	4	141	1	600	6	220	2
Other invested assets	113	1	100	1	71	1	50	-	138	1	105	1	105	1
Total investments	$10,860	100%	$11,561	100%	$11,691	100%	$10,917	100%	$10,695	100%	$9,690	100%	$8,577	100%

Cash and cash equivalents	$676		$480		$498		$655		$834		$989		$1,002
Total investments and cash	11,536		12,041		12,189		11,572		11,529		10,679		9,579

Maturity distribution:
One year or less	$705	7%	$754	7%	$817	8%	$730	7%	$687	8%	$848	11%	$745	11%
More than one year through five years	3,528	36	3,611	35	3,680	35	3,444	36	3,099	34	2,610	33	2,484	36
More than five years through ten years	2,518	25	2,896	28	3,026	29	2,764	29	2,702	30	2,000	25	1,763	25
More than ten years	351	4	412	4	390	3	386	4	397	4	360	4	280	4
Subtotal	7,102	72	7,673	74	7,913	75	7,324	76	6,885	76	5,818	73	5,272	76
Mortgage/asset-backed securities	2,787	28	2,723	26	2,607	25	2,272	24	2,207	24	2,152	27	1,646	24
Total	$9,889	100%	$10,396	100%	$10,520	100%	$9,596	100%	$9,092	100%	$7,970	100%	$6,918	100%

Credit quality by market value:
AAA	59%		59%		64%		65%		66%		65%		61%
AA	8		8		7		7		6		5		4
A	17		17		14		12		13		14		17
BBB	12		12		11		12		12		11		12
Below Investment Grade/Unrated	4		4		4		4		3		5		6
	100%		100%		100%		100%		100%		100%		100%

Expected average duration	4.1	Yrs	3.8	Yrs	4.0	Yrs	3.9	Yrs	4.0	Yrs	4.1	Yrs	3.3	Yrs
Average yield to maturity at market	5.4%		5.0%		4.4%		4.7%		5.0%		4.9%		4.5%
Average credit quality	AA		AA		AA		AA		AA		AA		AA

(1)
On January 1, 2008, the Company adopted SFAS 159. Following the adoption of SFAS 159, the fixed maturities, short-term investments and equities previously classified as available for sale securities are classified as trading securities.

PartnerRe Ltd.
Distribution of Corporate Bonds
(Expressed in thousands of U.S. dollars)
(Unaudited)

	September 30, 2008
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Corporate bonds
Finance	$1,150,173	35.0%	10.0%	0.9%
Communications	478,913	14.6	4.2	0.7
Consumer noncyclical	389,835	11.9	3.4	0.2
Industrials	333,656	10.2	2.9	0.4
Energy	202,075	6.1	1.8	0.2
Consumer cyclical	165,793	5.0	1.4	0.2
Catastrophe bonds	153,662	4.7	1.3	0.3
Insurance	107,514	3.3	0.9	0.1
Technology	99,055	3.0	0.9	0.3
Utilities	92,935	2.8	0.8	0.1
Materials	82,912	2.5	0.7	0.1
Real estate investment trusts	29,471	0.9	0.2	0.1
Total Corporate bonds	$3,285,994	100.0%	28.5%

Finance sector - Corporate bonds
Banks	$531,350	16.2%	4.6%	0.9%
Investment banking and brokerage	213,407	6.5	1.9	0.7
Commercial and consumer finance	200,011	6.1	1.7	0.4
Financial services	156,254	4.7	1.4	0.8
Other	49,151	1.5	0.4	0.1
Total finance sector - Corporate bonds	$1,150,173	35.0%	10.0%

Credit quality of finance sector - Corporate bonds	AAA	AA	A	BBB	Non-Investment Grade	Total
Banks	$-	$265,034	$173,710	$92,606	$-	$531,350
Investment banking and brokerage	11,002	119,489	78,183	4,733	-	213,407
Commercial and consumer finance	-	41,349	117,438	32,533	8,691	200,011
Financial services	105,385	-	33,370	17,499	-	156,254
Other	15,900	5,888	16,131	6,032	5,200	49,151
Total finance sector - Corporate bonds	$132,287	$431,760	$418,832	$153,403	$13,891	$1,150,173

% of total	11.5%	37.6%	36.4%	13.3%	1.2%	100.0%

Concentration of investment risk
The Top 10 corporate bond issuers account for 22.0% of the Company's total corporate bonds. The single largest issuer accounts for 3.4% of the Company's total corporate bonds.

PartnerRe Ltd.
Distribution of Equities
(Expressed in thousands of U.S. dollars)
(Unaudited)

	September 30, 2008
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Equities
Consumer noncyclical	$90,689	19.9%	0.8%	0.1%
Industrials	61,016	13.4	0.5	0.1
Finance	53,280	11.7	0.5	-
Energy	48,095	10.5	0.4	0.1
Real estate investment trusts	44,987	9.9	0.4	-
Technology	40,750	8.9	0.4	0.1
Insurance	36,017	7.9	0.3	0.1
Communications	29,000	6.4	0.3	-
Consumer cyclical	27,875	6.1	0.2	-
Materials	13,367	2.9	0.1	-
Utilities	9,014	2.0	0.1	-
Diversified	1,918	0.4	-	-
Total equities	$456,008	100.0%	4.0%
Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	247,586		2.2
Funds and ETFs holding equities	154,128		1.3
Total equities	$857,722		7.5%

Concentration of investment risk
The Top 10 common stock issuers, excluding equity securities held in mutual funds and exchange traded funds, account for 18.6% of the Company's total equities. The single largest issuer accounts for 3.1% of the Company's total equities.

PartnerRe Ltd.
Distribution of Mortgage/Asset-Backed Securities
(Expressed in thousands of U.S. dollars)
(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at September 30, 2008
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade	Total

U.S. Asset-Backed Securities	$-	$-	$282,076	$96,710	$56,554	$39,304	$401	$475,045
U.S. Collaterized Mortgage Obligations	6,805	40,050	12,844	741	875	3,969	-	65,284
U.S. Mortgage Backed Securities (MBS)	161,178	1,733,554	-	-	-	-	-	1,894,732
U.S. MBS Interest Only	-	19,911	-	-	-	-	-	19,911
Subtotal U.S. mortgage/asset-backed securities	$167,983	$1,793,515	$294,920	$97,451	$57,429	$43,273	$401	$2,454,972

Non-U.S. Asset-Backed Securities	$-	$-	$12,492	$9,422	$13,015	$14,658	$-	$49,587
Non-U.S. Collaterized Mortgage Obligations	-	-	102,898	10,693	-	8,834	-	122,425
Non-U.S. Mortgage Backed Securities	-	-	137,036	18,998	-	3,575	-	159,609
Subtotal Non-U.S. mortgage/asset-backed securities	$-	$-	$252,426	$39,113	$13,015	$27,067	$-	$331,621
Total mortgage/asset-backed securities	$167,983	$1,793,515	$547,346	$136,564	$70,444	$70,340	$401	$2,786,593

Corporate Securities	-	248,972	-	-	-	-	-	248,972
Total	$167,983	$2,042,487	$547,346	$136,564	$70,444	$70,340	$401	$3,035,565

% of total	5.5%	67.3%	18.1%	4.5%	2.3%	2.3%	0.0%	100.0%

PartnerRe Ltd.
Other Invested Assets including Private Markets and Derivative Exposures
(Expressed in thousands of U.S. dollars)
(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets
	September 30, 2008
				Net Notional
		Fair Value	Carrying	Amount of	Total Net
	Investments	of Derivatives	Value	Derivatives	Exposures (1)
Private Markets Investments
Principal Finance - Investments	$91,841	$-	$91,841	$-	$91,841
Principal Finance - Derivative Exposure Assumed	-	(23,099)	(23,099)	257,092	233,993
Insurance-Linked Securities	-	(6,813)	(6,813)	60,000	53,187
Strategic Investments	72,669	-	72,669	-	72,669
Total other invested assets - Private Markets Exposure Assumed	164,510	(29,912)	134,598	317,092	451,690

Other Credit Derivatives - Exposure Assumed	-	(7,296)	(7,296)	21,762	14,466
Principal Finance Derivative - Protection Purchased	-	6,500	6,500	(19,000)	(12,500)
Other Credit Derivatives - Protection Purchased	-	4,758	4,758	(308,839)	(304,081)

Other (2)	9,977	(35,574)	(25,597)
Total other invested assets	$174,487	$(61,524)	$112,963

(1)
The total net exposures originated in Private Markets are $921 million. In addition to the net exposures listed above of $452 million and the Private Market protection purchased of ($13) million, the Company has the following other net exposures originated in Private Markets:

- Principal Finance: $182 million of assets listed under Investments - Fixed Maturities and $13 million of limits on transactions that use reinsurance accounting for a total exposure of $508 milion.
- Insurance-Linked Securities: $154 million of bonds listed under Investments - Fixed Maturities and $130 million of limits on transactions that use reinsurance accounting for a total exposure of $337 million.
- Strategic Investments: $4 million of assets listed under Other Assets for a total exposure of $76 million.
(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses) (1)
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008 (1)	2008 (1)	2008 (1)	2007	2007

Fixed maturities	$131,289	$129,056	$119,676	$118,984	$108,522
Short-term investments, trading securities, cash and cash
equivalents	4,099	4,695	6,295	14,550	12,424
Equities	7,366	7,155	8,360	7,597	9,042
Funds held and other	10,136	10,779	8,856	3,122	11,380
Investment expenses	(6,752)	(6,191)	(6,177)	(6,482)	(5,791)
Net investment income	$146,138	$145,494	$137,010	$137,771	$135,577

Net realized investment (losses) gains on fixed maturities and short-term
investments, excluding other-than-temporary impairments (2)	$(91,845)	$17,844	$45,042	$4,992	$3,251
Net realized investment (losses) gains on equities, excluding other-
than-temporary impairments	(57,681)	(20,658)	(25,780)	23,303	(3,094)
Other-than-temporary impairments	-	-	-	(36,866)	(13,941)
Net realized gains (losses) on trading securities	-	-	-	1,562	(8,087)
Change in net unrealized investment (losses) gains on trading securities	-	-	-	(13,981)	2,197
Net realized and unrealized investment losses on equity
securities sold but not yet purchased	-	-	-	(391)	(1,036)
Net realized and unrealized (losses) gains on designated hedging activities	-	-	-	(1,996)	3,894
Net realized (losses) gains on other invested assets	(35,347)	(16,040)	23,440	16,000	11,547
Change in net unrealized gains (losses) on other invested assets	2,330	13,947	(2,132)	-	-
Change in net unrealized investment (losses) gains on fixed maturities subject
to the fair value option under SFAS 159	(97,577)	(303,100)	73,750	-	-
Change in net unrealized investment losses on short-term investments
subject to the fair value option under SFAS 159	(1,049)	(193)	(122)	-	-
Change in net unrealized investment (losses) gains on equities subject to the
fair value option under SFAS 159	(56,280)	14,784	(89,086)	-	-
Net other realized and unrealized investment gains (losses)	13,265	(2,839)	-	(9,133)	2,166
Net realized and unrealized investment (losses) gains	$(324,184)	$(296,255)	$25,112	$(16,510)	$(3,103)

(1)
The Company adopted SFAS 159 effective January 1, 2008. For all periods prior to the adoption of SFAS 159, unrealized gains and losses, net of tax, on available for sale securities were recorded as a component of accumulated other comprehensive income in the Consolidated Balance Sheets. Following the adoption of SFAS 159, the Company's available for sale securities have been reclassified as trading securities and all changes in pre-tax unrealized investment gains and losses are recorded in net realized and unrealized investment gains (losses) in the Consolidated Statements of Operations. Net investment income and net realized and unrealized investment gains and losses on securities previously classified as trading have been recorded within the related investments classification (fixed maturities or equities) beginning in 2008, and the change in net unrealized investment gains and losses on such securities are included in change in net unrealized investment gains and losses on securities subject to the fair value option under SFAS 159.

(2)	Net realized investment losses on fixed maturities and short-term investments includes a $95,117 write-down of defaulted securities for the three months ended September 30, 2008.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses) (1)
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2008 (1)	2007	2007	2006

Fixed maturities	$380,021	$302,688	$421,672	$333,888
Short-term investments, trading securities, cash and cash
equivalents	15,089	41,068	55,618	61,453
Equities	22,881	28,786	36,383	33,163
Funds held and other	29,771	29,217	32,339	40,446
Investment expenses	(19,120)	(16,271)	(22,753)	(19,549)
Net investment income	$428,642	$385,488	$523,259	$449,401

Net realized investment losses on fixed maturities and short-term
investments, excluding other-than-temporary impairments (2)	$(28,959)	$(21,835)	$(16,842)	$(28,100)
Net realized investment (losses) gains on equities, excluding other-
than-temporary impairments	(104,119)	58,735	82,037	91,149
Other-than-temporary impairments	-	(88,131)	(124,997)	(26,561)
Net realized gains on trading securities	-	17,105	18,667	21,685
Change in net unrealized investment (losses) gains on trading securities	-	(17,326)	(31,308)	11,359
Net realized and unrealized investment losses on equity
securities sold but not yet purchased	-	(9,007)	(9,398)	(10,484)
Net realized and unrealized gains on designated hedging activities	-	9,479	7,482	10,645
Net realized (losses) gains on other invested assets	(27,947)	(5,593)	10,408	(1,242)
Change in net unrealized gains on other invested assets	14,145	-	-	-
Change in net unrealized investment losses on fixed maturities subject
to the fair value option under SFAS 159	(326,927)	-	-	-
Change in net unrealized investment losses on short-term investments
subject to the fair value option under SFAS 159	(1,364)	-	-	-
Change in net unrealized investment losses on equities subject to the
fair value option under SFAS 159	(130,582)	-	-	-
Net other realized and unrealized investment gains (losses)	10,426	591	(8,541)	(21,291)
Net realized and unrealized investment (losses) gains	$(595,327)	$(55,982)	$(72,492)	$47,160

(1)
The Company adopted SFAS 159 effective January 1, 2008. For all periods prior to the adoption of SFAS 159, unrealized gains and losses, net of tax, on available for sale securities were recorded as a component of accumulated other comprehensive income in the Consolidated Balance Sheets. Following the adoption of SFAS 159, the Company's available for sale securities have been reclassified as trading securities and all changes in pre-tax unrealized investment gains and losses are recorded in net realized and unrealized investment gains (losses) in the Consolidated Statements of Operations. Net investment income and net realized and unrealized investment gains and losses on securities previously classified as trading have been recorded within the related investments classification (fixed maturities or equities) beginning in 2008, and the change in net unrealized investment gains and losses on such securities are included in change in net unrealized investment gains and losses on securities subject to the fair value option under SFAS 159.

(2)	Net realized investment losses on fixed maturities and short-term investments includes a $95,117 write-down of defaulted securities for the nine months ended September 30, 2008.

PartnerRe Ltd.
Analysis of Unpaid Losses and Loss Expenses
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$7,614,036	$7,573,371	$7,231,436	$7,110,240	$6,944,959
Reinsurance recoverable at beginning of period	(133,385)	(135,629)	(132,479)	(134,704)	(129,440)
Net liability at beginning of period	7,480,651	7,437,742	7,098,957	6,975,536	6,815,519

Net incurred losses related to:
Current year	740,948	567,961	584,670	504,483	518,009
Prior years	(102,505)	(130,667)	(116,684)	(95,746)	(88,787)
	638,443	437,294	467,986	408,737	429,222

Net losses paid	(445,973)	(395,895)	(342,356)	(389,224)	(434,139)

Effects of foreign exchange rate changes	(313,744)	1,510	213,155	103,908	164,934

Net liability at end of period	7,359,377	7,480,651	7,437,742	7,098,957	6,975,536
Reinsurance recoverable at end of period	125,248	133,385	135,629	132,479	134,704
Gross liability at end of period	$7,484,625	$7,614,036	$7,573,371	$7,231,436	$7,110,240

Breakdown of gross liability at end of period:
Case reserves	$3,095,309	$3,198,182	$3,163,431	$3,062,414	$3,069,483
Additional case reserves	290,115	304,796	320,706	306,487	299,365
Incurred but not reported reserves	4,099,201	4,111,058	4,089,234	3,862,535	3,741,392
Gross liability at end of period	$7,484,625	$7,614,036	$7,573,371	$7,231,436	$7,110,240

Breakdown of gross liability at end of period by Non-Life sub-segment:
U.S.	$2,707,225	$2,674,545	$2,581,781	$2,515,820	$2,455,670
Global (Non-U.S.) P&C	2,428,686	2,658,505	2,708,713	2,542,278	2,485,459
Global (Non-U.S.) Specialty	2,003,353	2,049,163	2,009,980	1,887,187	1,840,396
Catastrophe	345,361	231,823	272,897	286,151	328,715
Gross liability at end of period	$7,484,625	$7,614,036	$7,573,371	$7,231,436	$7,110,240

Unrecognized time value of non-life reserves	$1,046,590	$1,184,280	$1,053,231	$1,121,912	$1,170,672

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	69.9%	90.5%	73.2%	95.2%	101.1%
Non-life paid losses to net premiums earned ratio	48.0%	48.9%	44.8%	46.4%	47.7%

PartnerRe Ltd.
Analysis of Unpaid Losses and Loss Expenses
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the nine months ended		As at and for the year ended
	September 30,	September 30,	December 31,	December 31,
	2008	2007	2007	2006

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$7,231,436	$6,870,785	$6,870,785	$6,737,661
Reinsurance recoverable at beginning of period	(132,479)	(138,585)	(138,585)	(185,280)
Net liability at beginning of period	7,098,957	6,732,200	6,732,200	6,552,381

Net incurred losses related to:
Current year	1,893,579	1,537,268	2,041,752	1,999,730
Prior years	(349,856)	(318,297)	(414,043)	(251,748)
	1,543,723	1,218,971	1,627,709	1,747,982

Net losses paid	(1,184,224)	(1,231,143)	(1,620,367)	(1,860,555)
Effects of foreign exchange rate changes	(99,079)	255,508	359,415	292,392

Net liability at end of period	7,359,377	6,975,536	7,098,957	6,732,200
Reinsurance recoverable at end of period	125,248	134,704	132,479	138,585
Gross liability at end of period	$7,484,625	$7,110,240	$7,231,436	$6,870,785

Breakdown of gross liability at end of period:
Case reserves	$3,095,309	$3,069,483	$3,062,414	$2,946,228
Additional case reserves	290,115	299,365	306,487	294,554
Incurred but not reported reserves	4,099,201	3,741,392	3,862,535	3,630,003
Gross liability at end of period	$7,484,625	$7,110,240	$7,231,436	$6,870,785

Breakdown of gross liability at end of period by Non-Life sub-segment:
U.S.	$2,707,225	$2,455,670	$2,515,820	$2,391,868
Global (Non-U.S.) P&C	2,428,686	2,485,459	2,542,278	2,305,683
Global (Non-U.S.) Specialty	2,003,353	1,840,396	1,887,187	1,747,408
Catastrophe	345,361	328,715	286,151	425,826
Gross liability at end of period	$7,484,625	$7,110,240	$7,231,436	$6,870,785

Unrecognized time value of non-life reserves	$1,046,590	$1,170,672	$1,121,912	$1,142,513

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	76.7%	101.0%	99.6%	106.4%
Non-life paid losses to net premiums earned ratio	47.3%	52.0%	50.5%	58.5%

PartnerRe Ltd.
Analysis of Policy Benefits for Life and Annuity Contracts
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,641,389	$1,600,447	$1,541,687	$1,622,564	$1,494,205
Reinsurance recoverable at beginning of period	(40,163)	(44,458)	(43,098)	(40,871)	(39,231)
Net liability at beginning of period	1,601,226	1,555,989	1,498,589	1,581,693	1,454,974

Net incurred losses related to:
Current year	108,506	111,785	116,419	111,099	124,408
Prior years	5,012	(359)	5,263	(2,280)	8,501
	113,518	111,426	121,682	108,819	132,909

Net losses paid	(107,837)	(68,124)	(107,217)	(204,512)	(49,806)

Effects of foreign exchange rate changes	(112,600)	1,935	42,935	12,589	43,616

Net liability at end of period	1,494,307	1,601,226	1,555,989	1,498,589	1,581,693
Reinsurance recoverable at end of period	31,968	40,163	44,458	43,098	40,871
Gross liability at end of period	$1,526,275	$1,641,389	$1,600,447	$1,541,687	$1,622,564

PartnerRe Ltd.
Analysis of Policy Benefits for Life and Annuity Contracts
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the nine months ended		As at and for the year ended
	September 30,	September 30,	December 31,	December 31,
	2008	2007	2007	2006

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,541,687	$1,430,691	$1,430,691	$1,223,871
Reinsurance recoverable at beginning of period	(43,098)	(42,542)	(42,542)	(31,033)
Net liability at beginning of period	1,498,589	1,388,149	1,388,149	1,192,838

Net incurred losses related to:
Current year	336,710	342,000	453,099	375,355
Prior years	9,916	3,933	1,653	(12,000)
	346,626	345,933	454,752	363,355

Net losses paid	(283,178)	(225,768)	(430,281)	(277,717)

Effects of foreign exchange rate changes	(67,730)	73,379	85,969	109,673

Net liability at end of period	1,494,307	1,581,693	1,498,589	1,388,149
Reinsurance recoverable at end of period	31,968	40,871	43,098	42,542
Gross liability at end of period	$1,526,275	$1,622,564	$1,541,687	$1,430,691

PartnerRe Ltd.
Reserve Development
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Prior year net favorable (adverse) reserve development:

Non-Life segment:
U.S.	$16,221	$22,378	$15,725	$22,242	$19,407
Global (Non-U.S.) P&C	40,568	51,959	57,550	25,152	12,328
Global (Non-U.S.) Specialty	21,107	31,880	32,865	41,708	44,836
Catastrophe	24,609	24,450	10,544	6,644	12,216
Total Non-Life net prior year reserve development	$102,505	$130,667	$116,684	$95,746	$88,787

Life segment	$(5,012)	$359	$(5,263)	$2,280	$(8,501)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2008	2007	2007	2006

Prior year net favorable (adverse) reserve development:

Non-Life segment:
U.S.	$54,325	$50,019	$72,261	$1,549
Global (Non-U.S.) P&C	150,077	71,824	96,976	66,318
Global (Non-U.S.) Specialty	85,851	160,422	202,130	208,536
Catastrophe	59,603	36,032	42,676	(24,655)
Total Non-Life net prior year reserve development	$349,856	$318,297	$414,043	$251,748

Life segment	$(9,916)	$(3,933)	$(1,653)	$12,000

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars except per share data)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning common shareholders' equity (1) calculated with net (loss) income available to common shareholders	(16.9)%	(3.6)%	12.7%	21.1%	31.1%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax,
on beginning common shareholders' equity (1) (2)	(29.6)	(23.0)	1.0	(2.3)	0.3
Interest in (losses) earnings of equity investments, net of tax, on beginning
common shareholders' equity (1)	(0.1)	0.1	0.1	(8.1)	(2.8)
Annualized operating return on beginning common shareholders' equity (1)	12.8%	19.3%	11.6%	31.5%	33.6%

Net (loss) income	$(151,719)	$(26,024)	$129,020	$180,603	$262,921
Less:
Net realized and unrealized investment (losses) gains, net of tax (2)	(281,129)	(219,063)	8,936	(18,982)	2,784
Interest in (losses) earnings of equity investments, net of tax	(552)	578	1,242	(66,415)	(22,692)
Dividends to preferred shareholders	8,631	8,631	8,631	8,631	8,631
Operating earnings available to common shareholders	$121,331	$183,830	$110,211	$257,369	$274,198

Per diluted share:
Net (loss) income	$(3.01)	$(0.64)	$2.16	$3.04	$4.44
Less:
Net realized and unrealized investment (losses) gains, net of tax (2)	(5.27)	(4.04)	0.16	(0.34)	0.05
Interest in (losses) earnings of equity investments, net of tax	(0.01)	0.01	0.02	(1.17)	(0.39)
Operating earnings	$2.27	$3.39	$1.98	$4.55	$4.78

(1)	Excluding cumulative preferred shares: 2007 and 2006, $520,000.

(2)
Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment (losses) gains include both realized and unrealized (losses) gains on investments.  Prior to the adoption of SFAS 159, net realized and unrealized investment (losses) gains included realized (losses) gains on investments and other-than-temporary impairment charges.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars except per share data)
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2008	2007	2007	2006

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning common shareholders' equity (1) calculated with net (loss) income available to common shareholders	(2.6)%	20.9%	20.9%	27.8%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax,
on beginning common shareholders' equity (1) (2)	(17.2)	(1.5)	(1.7)	1.8
Interest in earnings (losses) of equity investments, net of tax, on beginning
common shareholders' equity (1)	-	(0.7)	(2.6)	0.5
Annualized operating return on beginning common shareholders' equity (1)	14.6%	23.1%	25.2%	25.5%

Net (loss) income	$(48,723)	$537,209	$717,812	$749,332
Less:
Net realized and unrealized investment (losses) gains, net of tax (2)	(491,258)	(37,306)	(56,288)	46,459
Interest in earnings (losses) of equity investments, net of tax	1,268	(16,452)	(82,867)	11,966
Dividends to preferred shareholders	25,894	25,894	34,525	34,525
Operating earnings available to common shareholders	$415,373	$565,073	$822,442	$656,382

Per diluted share:
Net (loss) income	$(1.38)	$8.83	$11.87	$12.37
Less:
Net realized and unrealized investment (losses) gains, net of tax (2)	(9.10)	(0.65)	(0.98)	0.80
Interest in earnings (losses) of equity investments, net of tax	0.02	(0.28)	(1.44)	0.21
Operating earnings	$7.70	$9.76	$14.29	$11.36

(1)	Excluding cumulative preferred shares: 2007 and 2006, $520,000.

(2)
Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment (losses) gains include both realized and unrealized (losses) gains on investments.  Prior to the adoption of SFAS 159, net realized and unrealized investment (losses) gains included realized (losses) gains on investments and other-than-temporary impairment charges.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars or shares, except per share data)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,	December 31,
	2008	2008	2008	2007	2007	2006	2005

Reconciliation of GAAP and non-GAAP measures:

Shareholders' equity	$4,084,686	$4,409,242	$4,472,604	$4,321,557	$4,225,223	$3,785,847	$3,092,787
Less:
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	290,000	290,000	290,000	290,000	290,000	290,000
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	230,000	230,000	230,000	230,000	230,000	230,000

Common shareholders' equity	3,564,686	3,889,242	3,952,604	3,801,557	3,705,223	3,265,847	2,572,787

Less:
Net unrealized (losses) gains on fixed income securities, net of tax	(174,349)	(96,837)	139,920	71,958	1,728	(18,694)	4,382

Book value excluding net unrealized gains or losses on fixed income securities, net of tax	$3,739,035	$3,986,079	$3,812,684	$3,729,599	$3,703,495	$3,284,541	$2,568,405

Divided by:
Number of common and common share equivalents outstanding	54,519.3	55,388.3	55,725.7	55,936.4	56,938.8	58,248.8	57,724.1

Equals:
Diluted book value per common and common share equivalents outstanding excluding net unrealized gains or losses on fixed income securities, net of tax	$68.58	$71.97	$68.42	$66.68	$65.04	$56.39	$44.49

PartnerRe Ltd.
Diluted Book Value per Common Share - Treasury Stock Method (1)
(in thousands of U.S. dollars or shares, except per share data)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007

Total shareholders' equity	$4,084,686	$4,409,242	$4,472,604	$4,321,557	$4,225,223
Less: preferred shares	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)
Common shareholders' equity	$3,564,686	$3,889,242	$3,952,604	$3,801,557	$3,705,223

Basic common shares outstanding	53,275.9	54,004.9	54,262.9	54,250.5	55,516.1
Basic book value per common share	$66.91	$72.02	$72.84	$70.07	$66.74

Diluted book value per common share

Common shareholders' equity	$3,564,686	$3,889,242	$3,952,604	$3,801,557	$3,705,223

Basic common shares outstanding	53,275.9	54,004.9	54,262.9	54,250.5	55,516.1
Add: Stock options and other	2,419.8	2,820.1	3,002.5	3,018.5	3,126.2
Add: Restricted stock units	751.5	748.9	690.5	680.6	679.3
Add: Forward sale contract	-	-	-	115.4	-
Less: Stock options and other bought back via treasury stock method	(1,927.9)	(2,185.6)	(2,230.2)	(2,128.6)	(2,382.8)
Diluted common and common share equivalents outstanding	54,519.3	55,388.3	55,725.7	55,936.4	56,938.8

Diluted book value per common share	$65.38	$70.22	$70.93	$67.96	$65.07

(1)
This method assumes that proceeds received upon exercise of options will be used to repurchase the Company's common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company's forward sale contract are also added to determine the diluted common and common share equivalents outstanding.

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As of and for the three months ended		As of and for the nine months ended
	September 30, 2008		September 30, 2008
	Common shareholders' equity	Diluted book value per common share	Common shareholders' equity	Diluted book value per common share

Common shareholders' equity / diluted book value per common share at
beginning of period	$3,889	$70.22	$3,802	$67.96

Technical result	94	1.76	388	7.19
Other operating expenses	(87)	(1.63)	(276)	(5.11)
Net investment income	146	2.74	429	7.95
Other, net	(20)	(0.37)	(45)	(0.83)
Operating income tax expense	(3)	(0.06)	(55)	(1.02)
Preferred dividends	(9)	(0.17)	(26)	(0.48)
Operating earnings	121	2.27	415	7.70

Net realized and unrealized investment losses, net of tax (1)	(281)	(5.27)	(491)	(9.10)
Interest in (losses) earnings of equity investments, net of tax	(1)	(0.01)	1	0.02
Net loss available to common shareholders	(161)	(3.01)	(75)	(1.38)

Common share dividends	(24)	(0.46)	(74)	(1.38)
Change in currency translation adjustment	(92)	(1.72)	(35)	(0.65)
Change in net unrealized gains or losses on investments, net of tax	-	-	15	0.28
Repurchase of common shares, net	(48)	(0.90)	(68)	(1.26)
Other, net	1	0.01	-	-

Impact of change in number of common and common share equivalents outstanding	n/a	1.24	n/a	1.81

Common shareholders' equity / diluted book value per common share at
end of period	$3,565	$65.38	$3,565	$65.38

(1)
Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment (losses) gains include both realized and unrealized (losses) gains on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment (losses) gains included realized (losses) gains on investments and other-than-temporary impairment charges.

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As of and for the year ended		As of and for the year ended
	December 31, 2007		December 31, 2006

	Common shareholders' equity	Diluted book value per common share	Common shareholders' equity	Diluted book value per common share

Common shareholders' equity / diluted book value per common share at
beginning of period	$3,266	$56.07	$2,573	$44.57

Technical result	845	14.69	707	12.23
Other operating expenses	(327)	(5.69)	(310)	(5.36)
Net investment income	523	9.09	449	7.77
Other, net	(86)	(1.50)	(61)	(1.04)
Operating income tax expense	(98)	(1.70)	(94)	(1.64)
Preferred dividends	(35)	(0.60)	(35)	(0.60)
Operating earnings	822	14.29	656	11.36

Net realized investment (losses) gains, net of tax (1)	(56)	(0.98)	47	0.80
Interest in (losses) earnings of equity investments, net of tax	(83)	(1.44)	12	0.21
Net income available to common shareholders	683	11.87	715	12.37

Common share dividends	(96)	(1.72)	(91)	(1.60)
Change in currency translation adjustment	129	2.24	56	0.97
Change in net unrealized gains or losses on investments, net of tax	38	0.66	(20)	(0.35)
(Repurchase) issuance of common shares, net	(213)	(3.71)	40	0.70
Other, net	(5)	(0.08)	(7)	(0.13)

Impact of change in number of common and common share equivalents outstanding	n/a	2.63	n/a	(0.46)

Common shareholders' equity / diluted book value per common share at
end of period	$3,802	$67.96	$3,266	$56.07

(1)
Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment (losses) gains include both realized and unrealized (losses) gains on investments.  Prior to the adoption of SFAS 159, net realized and unrealized investment (losses) gains included realized (losses) gains on investments and other-than-temporary impairment charges.